UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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BROADSTONE NET LEASE, INC.

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Broadstone Net Lease issued the following press release on March 25, 2021.

For Immediate Release

March 25, 2021

Company Contact: Michael Caruso SVP, Corporate Finance & Investor Relations michael.caruso@broadstone.com 585.402.7842

Denise Brooks-Williams and Michael A. Coke Nominated for Election to Broadstone Net Lease’s Board of Directors

ROCHESTER, N.Y. – The Board of Directors of Broadstone Net Lease, Inc. (NYSE: BNL) today announced that it has nominated Denise Brooks-Williams and Michael A. Coke for election to the Board at the Company’s Annual Meeting of Stockholders, which is expected to be held in May 2021.

Ms. Brooks-Williams currently serves as the Senior Vice President and CEO, North Market, for Henry Ford Health System, Inc., a leading not-for-profit healthcare and medical services provider, and has thirty years’ experience in the healthcare industry. Mr. Coke is the Co-Founder and current President of Terreno Realty Corp. (NYSE: TRNO), a publicly traded REIT focusing on infill industrial real estate properties in six major U.S. coastal markets, and has over thirty years’ experience in the industrial real estate sector, as well as significant experience as a director and executive of publicly traded REITs.

“We look forward to welcoming both Denise and Mike to the Board of Directors of Broadstone Net Lease. Each nominee brings a wealth of experience in their respective industries,” stated Chris Czarnecki, BNL’s Chief Executive Officer. “Healthcare and industrial assets are two of our core property types and currently represent a significant portion of our real estate portfolio and we expect that these property types will continue to be a key strategic focus moving forward. As a result, Denise and Mike’s unique industry knowledge and leadership skills will be immediately additive to our Board of Directors. We look forward to their contributions as we continue to grow Broadstone Net Lease.”

Current directors other than Amy L. Tait (who will be retiring as previously announced) also have been nominated for election to the Board. If all of the director nominees are elected at the Annual Meeting of Stockholders, the Board of Directors will be comprised of nine total members, seven of whom are independent.

About Broadstone Net Lease, Inc.

BNL is an internally managed REIT that acquires, owns, and manages primarily single-tenant commercial real estate properties that are net leased on a long-term basis to a diversified group of tenants. The Company utilizes an investment strategy underpinned by strong fundamental credit analysis and prudent real estate underwriting. As of December 31, 2020, BNL’s diversified portfolio consisted of 640 properties in 41 U.S. states and one property in Canada across the industrial, healthcare, restaurant, office, and retail property types, with an aggregate gross asset value of approximately $4.0 billion.

Forward-Looking Statements

This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, regarding, among other things, statements regarding the upcoming election of directors at the Company’s Annual Meeting of Stockholders. Such forward-looking statements can generally be identified by the Company’s use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “would be,” “believe,” “continue,” or other similar words. Forward-looking statements involve known and unknown risks and uncertainties, which may cause BNL’s actual future results to differ materially from expected results, including, without limitation, risks and uncertainties related to the COVID-19 pandemic and its related impacts on the Company and its tenants, general economic conditions, local real estate conditions, tenant financial health, property acquisitions, and the timing and uncertainty of completing these acquisitions, and uncertainties regarding future distributions to the Company’s stockholders. These and other risks, assumptions, and uncertainties are described in Item 1A “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on February 25, 2021, which you are encouraged to read, are available on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company assumes no obligation to, and does not currently intend to, update any forward-looking statements after the date of this press release, whether as a result of new information, future events, changes in assumptions or otherwise.

Additional Information and Where to Find It

The Company intends to file a proxy statement and a form of associated proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2021 Annual Meeting of Stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at http://investors.bnl.broadstone.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the Company’s 2021 Annual Meeting of Stockholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on March 27, 2020 with respect to the Company’s 2020 Annual Meeting of Stockholders and, with respect to directors and executive officers appointed following such date, in certain of the Company’s other SEC filings made subsequent to the date of such proxy statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2021 Annual Meeting of Stockholders.